SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 15, 2004

infoUSA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	0-19598 (COMMISSION FILE NUMBER)	47-0751545 (I.R.S. EMPLOYER IDENTIFICATION NO.)

5711 SOUTH 86TH CIRCLE, OMAHA, NEBRASKA 68127
(Address of principal executive offices) (Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 593-4500

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure (Information Being Furnished Under 12).
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release dated January 15, 2004
EX-99.2 Press Release dated January 20, 2004

Item 7. Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are furnished pursuant to Item 9 and Item 12:

99.1	Press release issued by the registrant on January 15, 2004.
99.2	Press release issued by the registrant on January 20, 2004.

Item 9. Regulation FD Disclosure (Information Being Furnished Under 12).

     In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On January 15, 2004, the registrant issued a press release regarding the registrant’s results of operations for the quarter and year ended December 31, 2003. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K.

     On January 20, 2004, the registrant issued a press release regarding the registrant’s intent to replace the stock option compensation plan with a stock purchase plan. The full text of the press release is filed as Exhibit 99.2 to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INFOUSA INC.

By	/s/ Raj Das Raj Das, Chief Financial Officer

Dated: January 22, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 15, 2004
99.2	Press Release dated January 20, 2004